FIRST QUARTER 2013 RESULTS Willis Group Holdings May, 2013 Exhibit 99.2

Important disclosures regarding forward-looking statements

This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of
1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current Eurozone crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and realize anticipated benefits of any expense reduction initiative, charge or any revenue generating initiatives; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-Human Capital areas of our retail brokerage business; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s)
on our deferred tax assets; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve the expected strategic benefits of transactions, including any growth from associates; further impairment of the goodwill of one of our reporting units, in which case we may be required to record additional significant charges to earnings; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; any potential impact from the US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the Willis Capital Markets & Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For additional information see also
Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2012, and our subsequent filings with the Securities and Exchange Commission.  Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding non-GAAP measures
This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-
GAAP financial measures may differ from other companies and therefore comparability may be limited.

Summary financial results

Q1 2013 Q1 2012
Organic
commission and
fee growth
4.1% 2.1%
Adjusted
operating income
$333 m $330 m
Adjusted
operating margin
31.7% 32.6%
Reported EPS $1.24 $1.28
Adjusted EPS $1.46 $1.32
See important disclosures regarding Non-GAAP measures on page 2 and reconciliations starting on page 11
Q1 2013 organic commission and fee
growth was well balanced across all
three business segments:
Willis North America: 4.3%
Willis Global: 4.1%
Willis International: 3.8%
Q1 2013 adjusted EPS includes :
$0.10 benefit from lower tax rates
$0.01 benefit from favorable F/X
compared to Q1 2012

Total expenses
Q1 2013 total adjusted expenses up
5.1%, or 5.6% on an underlying basis
Primarily driven by 6.5% growth in
adjusted S&B
Other operating expenses grew 0.7%
on an adjusted basis

$ millions
Q1
2013
Q1
2012
$ 764 $ 696 9.8%
Expense reduction initiative (46) -
Write-off uncollectible
accounts receivable
- (13)
$ 718 $ 683 5.1%
Y-o-Y FX movement 3
$ 721 $ 683 5.6%
See important disclosures regarding Non-GAAP measures on page 2 and reconciliations starting on page 11
Total expenses – reported
Total expenses – adjusted
Total expenses - underlying

Salaries and benefits – assuming cash bonus accrued
throughout 2012
Above shows salaries and benefits expense as if we had been accruing for a cash bonus throughout
2012
S&B would have been $48 million higher
This is the basis on which we are accounting for bonuses in 2013 and beyond

$ millions Q1 Q2 Q3 Q4 FY
Salaries and benefits
– adjusted
$ 506 500 502 515 $ 2,023
Amortization of cash
retention awards
(59) (51) (46) (48) (204)
2012 cash bonus
accrual
63 63 63 63 252
Difference 4 12 17 15 48
Salaries and benefits
– assuming cash
bonus accrued
$ 510 512 519 530 $ 2,071
See important disclosures regarding Non-GAAP measures on page 2 and reconciliations starting on page 11

Salaries and benefits
Q1 2013 adjusted salaries and benefits
up 6.5%; underlying growth of 6.9%,
driven by:
Increased headcount in 2012,
primarily in latter part of the year
Change to bonus accrual:
Had we been accruing bonuses in
2012, 1Q 2012 adjusted S&B
expense would have been $510
million

$ millions
Q1
2013
Q1
2012
Salaries and benefits –
reported
$ 568 $ 506 12.3%
Expense reduction initiative (29) -
Salaries and benefits –
adjusted
$ 539 $ 506 6.5%
Y-o-Y FX movement 2
Salaries and benefits  -
underlying
$ 541 $ 506 6.9%
See important disclosures regarding Non-GAAP measures on page 2 and reconciliations starting on page 11

Salaries and benefits - assuming cash bonus had been
accrued throughout 2012 (apples to apples comparison)
Assuming cash bonuses had been
accrued throughout 2012 (consistent
with how we are paying in current
year):
Q1 2013 underlying salaries and
benefits would have increased 6.1%

$ millions
Q1
2013
Q1 2012
with
bonus
accrual
Salaries and benefits –
adjusted
$ 539 $ 510 5.7%
Salaries and benefits –
underlying
$ 541 $ 510 6.1%
In Q4 2012, the Company decided to eliminate the
repayment requirement from past annual cash retention
awards. They were replaced with annual cash bonuses
that do not include a repayment requirement.
See important disclosures regarding Non-GAAP measures on page 2 and reconciliations starting on page 11

Other operating expenses
Q1 2013: Other operating expenses
increased 0.7% on an adjusted basis
On an underlying basis (excluding FX
movement), other operating expenses
were up 1.4%

$ millions
Q1
2013
Q1
2012
Other operating expenses –
reported
$ 156 $ 156 -%
Expense reduction initiative (12) -
Write-off of uncollectible
accounts receivable
- (13)
Other operating expenses
– adjusted
$ 144 $ 143 0.7%
Y-o-Y FX movement 1
Other operating expenses -
underlying
$ 145 $ 143 1.4%
See important disclosures regarding Non-GAAP measures on page 2 and reconciliations starting on page 11

Expense reduction initiative
Q1 2013 Charge
$46 million charge slightly above top
end of previously estimated range
Salaries and benefits costs primarily
severance related to elimination of
207 positions
Other costs primarily relates to
property and systems rationalization
On track to deliver expected savings
of approximately $20 million in 2013,
starting in the second quarter
Annualized expected savings of $25
million to $30 million

$ millions
Q1
2013
FY 2013
Estimate
Expense category
Salaries and benefits 29
Other operating expenses 12
Depreciation 5
Total charge $46
Savings $ - $20
See important disclosures regarding Non-GAAP measures on page 2 and reconciliations starting on page 11

APPENDICES

Important disclosures regarding non-GAAP measures

Commissions and fees analysis
2013 2012 Change
Foreign
currency
translation
Acquisitions
and  disposals
Organic
commissions
and fees growth
($ millions) % % %
%
Three months ended
March 31, 2013
Global $           383 $           370 3.5 (0.4) (0.2) 4.1
North America 363 346 4.9 0.2 0.4 4.3
International 300 289 3.8 (0.1) 0.1 3.8
Commissions and Fees $        1,046 $        1,005 4.1 (0.1) 0.1 4.1

Important disclosures regarding non-GAAP measures

2012 2013
(In millions) 1Q 2Q 3Q 4Q FY 1Q
Operating Income $317 $179 $70 ($775) ($209) $287
Excluding:
Expense reduction initiative 46
Goodwill impairment charge - - - 492 492 -
Write-off of unamortized cash retention awards - - - 200 200 -
2012 cash bonus accrual - - - 252 252 -
Write-off of uncollectible accounts receivable and legal fees
13 - - - 13 -
Net loss on disposal of operations - - 1 2 3 -
Insurance recovery - (5) (5) (10) -
India JV settlement 11 - 11
Adjusted Operating Income $330 $174 $82 $166 $752 $333
Operating Margin 31.3% 21.3% 9.3% (89.0)% (6.0)% 27.3%
Adjusted Operating Margin 32.6% 20.7% 10.9% 19.1% 21.6% 31.7%
Operating income to adjusted operating income

Important disclosures regarding non-GAAP measures

Net income to adjusted net income
2012 2013
(In millions, except per share data) 1Q 2Q 3Q 4Q FY 1Q
Net Income $225 $107 $26 ($804) ($446) $219
Excluding the following, net of tax:
Expense reduction initiative - - - - - 38
Goodwill impairment charge - - - 458 458 -
Write-off of unamortized cash retention awards - - - 138 138 -
2012 cash bonus accrual - - - 175 175 -
Net loss on disposal of operations - - 1 2 3 -
Write-off of uncollectible accounts receivable and legal fees 8 - - - 8 -
Insurance recovery - (3) - (3) (6) -
India JV settlement - - 11 - 11 -
Deferred tax valuation allowance - - - 113 113 -
Adjusted Net Income $233 $104 $38 $79 $454 $257
Diluted shares outstanding 176 176 175 175 176 176
Net income
$1.28 $0.61 $0.15 ($4.65) ($2.58) $1.24
per diluted share
Adjusted net income
$1.32 $0.59 $0.22 $0.45 $2.58 $1.46 per diluted share

IR Contacts Peter Poillon Tel: +1 212 915-8084 Email: peter.poillon@willis.com Mark Jones Tel: +1 212 915-8796 Email: mark.p.jones@willis.com 14

FIRST QUARTER 2013 RESULTS Willis Group Holdings May, 2013